ASSET MANAGEMENT FUND
STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 2008

AS SUPPLEMENTED MAY 12, 2008

Money Market Fund
Ultra Short Mortgage Fund
Ultra Short Fund
Short U.S. Government Fund
Intermediate Mortgage Fund
U.S. Government Mortgage Fund
Large Cap Equity Fund

230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS  60606

The Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund (“Short U.S. Fund”), the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund (each, a “Fund” and collectively, the “Funds”) are each a portfolio of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company.  Each Fund is represented by a series of shares separate from those of the Trust’s other series.

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Prospectus for the Class D shares of the Money Market Fund, dated March 1, 2008, as supplemented May 12, 2008 and the Prospectus for the other Funds and the Class I shares of the Money Market Fund, dated March 1, 2008, as supplemented May 12, 2008 (together with the Money Market Fund Class D shares Prospectus, the “Prospectuses”), copies of which may be obtained from the Trust at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.

The financial statements, notes and report of the independent registered public accounting firm pertaining to each Fund, which appear in the Trust’s 2007 Annual Report to Shareholders, are incorporated herein by reference.  The Trust’s 2007 Annual Report is available, without charge, upon request by calling 1-800-527-3713.

i

Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectuses shall have the meanings defined in the Prospectuses.  The term Mortgage Securities Funds refers to the Ultra Short Mortgage Fund (which prior to August 10, 2005 was called the Adjustable Rate Mortgage (ARM) Fund), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund.

TRUST HISTORY

The Trust is a Delaware statutory trust operating under a First Amended and Restated Declaration of Trust dated September 22, 2006.  The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982.  In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund.  The Trust is an open-end, management investment company and each of the Funds are diversified.

THE FUNDS’ OBJECTIVES AND INVESTMENT POLICIES

Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectuses, each Fund, except the Ultra Short Fund and the Large Cap Equity Fund, limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal laws and regulations.  The Ultra Short Fund limits its investments and investment techniques so as to qualify for investment by national banks and federal savings associations subject to applicable regulatory limits under current applicable federal laws and regulations.  Under the policies adopted by the Board of Trustees, permissible investments for the Funds include those described in the Prospectuses, together with the following, as long as principal and interest on such investments are not in default:

Repurchase Agreements.  Each Fund may enter into repurchase agreements, under which it may acquire obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period.  If the seller defaults on its obligation to repurchase from the Fund the underlying instrument, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.  Each Fund will always receive as collateral U.S. Government Securities or other securities that are not subject to any investment limitation on the part of national banks whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian.  No Fund will enter into any repurchase agreements maturing in more than 60 days.

FDIC Insured Institutions.  Although a Fund’s investment in certificates of deposit and other time deposits in an FDIC insured institution is insured to the extent of $100,000 by the FDIC, the Fund may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured.  Deposits in foreign branches of FDIC insured banks are not insured by the FDIC.  Securities issued by FDIC insured institutions are not insured by the FDIC.

The Money Market Fund will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, may be purchased only in the amounts prescribed for “Second Tier Securities” by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), or (iii) if rated only by one NRSRO has a short-term debt obligation rating in the highest category by that NRSRO, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser.

The Funds (except the Large Cap Equity Fund and the Money Market Fund) will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by an NRSRO, or (ii) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser under the general supervision of the Board of Trustees.  If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

Relative Stability of Principal.  The Money Market Fund seeks to maintain its net asset value per share at $1.00 (although there is no assurance that the Money Market Fund will be able to do so on a continuous basis).  The net asset value per share of the other Funds fluctuates.  It is expected that over the long term the volatility of the other Funds, except the Large Cap Equity Fund, will be low in relation to longer-term bond funds; however, there may be a loss of principal.

Illiquid Securities.  Each Fund may invest up to 15% (except that the Money Market Fund is limited to 10%) of its net assets in illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and for the Ultra Short Fund certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.  Unlike public offerings, such securities are not registered under the federal securities laws.  Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Turnover.  The length of time a Fund has held a particular security is not generally a consideration in investment decisions.  A change in the securities held by a Fund is known as “portfolio turnover.”  A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.  High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a Fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes).  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.  Prepayments of mortgage-backed securities will cause a Fund to have an increased portfolio turnover rate.

Temporary Defensive Strategies.  For temporary or defensive purposes, each Fund, except the Money Market Fund and the Large Cap Equity Fund, may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies, including taxable securities and short-term money market securities, when the Investment Adviser deems it prudent to do so.  When a Fund engages in such strategies, it may not achieve its investment objective.

For temporary and defensive purposes, the Large Cap Equity Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government Securities.  In taking this action, the Large Cap Equity Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities.  These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Large Cap Equity Fund’s investment objectives.

U.S. Government Securities.  Each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation.  These include obligations issued by the United States or by a Federal Home Loan Bank, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Government National Mortgage Association (“GNMA”), the Student Loan Marketing Association and the Federal Farm Credit Banks.  Since many of these U.S. Government securities are not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

When-Issued, Delayed-Delivery and To Be Announced Securities.  Each Fund, except the Money Market Fund, may purchase when-issued, delayed-delivery and to be announced (“TBA”) securities.  In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities.  When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date.  TBA mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place.  By the time of delivery, such securities may be valued at less than the purchase price.  At the time a Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value.  When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security it purchased.  On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash.  If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust’s custodian to segregate assets to cover the security to satisfy the Fund’s delivery obligations.  Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets.

Variable and Floating Rate Securities.  Each Fund, except the Large Cap Equity Fund, may purchase securities that have variable or floating rates of interest (“Variable Rate Securities”).  These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.  The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.  Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Ultra Short Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The floater’s coupon is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities.

Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount.  Thus, a Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid federal income and excise taxes.

Corporate Debt Securities.  The Ultra Short Fund’s investments in U.S. dollar-denominated corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  Debt securities may be acquired with warrants attached.  The Ultra Short Fund will not invest in illiquid corporate debt securities or convertible corporate debt securities that are convertible at the election of the issuer.  Appendix A to this Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”).

The Large Cap Equity Fund may invest in corporate debt securities convertible into common stock.  It is not expected that the Large Cap Equity Fund’s holdings of convertible debt securities would ordinarily exceed 5% of the Large Cap Equity Fund’s assets.

Commercial Paper.  The Large Cap Equity Fund may invest its non-committed cash in commercial paper.  The Large Cap Equity Fund’s investments in commercial paper ordinarily consist of commercial paper rated “Prime-2” or better by Moody’s or rated “A-2” or better by S&P.

Municipal Bonds.  The Ultra Short Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities.  Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities.  The municipal bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  The Fund may also sell municipal bonds due to changes in the Investment Adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares.  The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.

Hedging Strategies. The Ultra Short Fund may, but is not required to, use financial contracts for risk management.  Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices.  Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements.  The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Fund will succeed.

The Trust, on behalf of the Ultra Short Fund, has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets.  Therefore, the Trust is not subject to the commodity pool operator registration and regulation under the Commodity Exchange Act.

Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

(i)           Management Risk.  Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.  The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

(ii)           Credit Risk.  The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

(iii)           Liquidity Risk.  Liquidity risk exists when a particular financial contract is difficult to purchase or sell.  If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

(iv)           Leverage Risk.  Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself.  Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

(v)           Market and Other Risks.  Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest.  If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices.  Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.  Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.  In addition, the Fund’s use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, affect the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed for federal income tax purposes, at ordinary income tax rates) than if the Fund had not used such instruments.

Covered Call Options.  The Large Cap Equity Fund may engage in writing (i.e., selling) call options listed on organized securities exchanges with respect to securities owned by the Large Cap Equity Fund (called “covered” options).  Except in the circumstances described below, the Large Cap Equity Fund will not sell any security subject to a call option written by the Large Cap Equity Fund so long as that option is outstanding.  Call options are currently listed on the Chicago Board Options Exchange and the New York, American and Philadelphia Stock Exchanges.  A call option gives the purchaser the right to buy a security from the Large Cap Equity Fund at a fixed price (the “exercise price”) at any time prior to the expiration of the option contract regardless of the market price of the security at that time.  In return for such right, the purchaser pays the Large Cap Equity Fund a premium, which the Large Cap Equity Fund retains whether or not the purchaser exercises the option.  The premium represents consideration to the Large Cap Equity Fund for undertaking the option obligation and thereby foregoing (during the period of the option) the opportunity to profit from an increase in the market price of the underlying security above the exercise price.  For example, assume the Large Cap Equity Fund owns 100 shares of XYZ and, at a time when the market price of XYZ was $50 per share, the Large Cap Equity Fund wrote a six-month call option on those shares at an exercise price of $50 for a premium of $500 (less transaction costs).  If the price of XYZ declined to $40 per share the call would likely not be exercised.  The 100 XYZ shares would have declined $1,000 in value and the Large Cap Equity Fund would have received income in the amount of $500.  On the other hand, should the price of XYZ rise to $60 per share the call would likely be exercised with the result that, in exchange for the $500 premium, the Large Cap Equity Fund would have foregone the $1,000 appreciation on the underlying shares.

When the Large Cap Equity Fund writes an option the securities subject to the option will be segregated or otherwise held for delivery in accordance with the requirements of any applicable securities exchange.  The Large Cap Equity Fund may purchase call options only for the purpose of closing out a previous option commitment (called a “closing purchase transaction”).  A closing purchase transaction is made by buying an option with identical terms as an option previously written, resulting in the cancellation of the Large Cap Equity Fund’s previous option obligation.  If the Large Cap Equity Fund wishes to sell securities on which it has options outstanding it would execute a closing purchase transaction prior to selling the securities.  A profit or loss may be realized on a closing purchase transaction if the amount paid to purchase a call option previously written is less or more than the amount received from its sale.

The writing of covered call options involves certain risks.  An option position may be closed out only on an exchange that provides a market for an option of the same series.  Although the Large Cap Equity Fund will generally write only those call options for which there appears to be an active market, there is no assurance that an active market on an exchange will exist for any particular option at any particular time.  If the Large Cap Equity Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it would, as a result, be subject to any price decline in the underlying security.  If such a situation were to arise, the Investment Adviser would determine whether to hold the underlying securities and risk depreciation in their market value or to sell the securities and substitute cash or other securities as collateral for the option obligation.

In general, for federal income tax purposes, when the Fund writes an option, premiums received on options that are not exercised and gains or losses realized on closing purchase transactions are treated as short-term capital gains or losses.  When a call option is exercised the premium is added to the exercise price and the resulting gain or loss is characterized as a short- or long-term capital gain or loss for federal income tax purposes depending on the holding period of the underlying securities.  In general, brokerage commissions associated with buying and selling call options are higher than those associated with other securities transactions.

The Board of Trustees has directed the Investment Adviser to write options only in situations where the exercise price plus the premium (less transaction costs) would, at the time the option is written, equal a price at which the Investment Adviser would recommend selling the underlying securities because of Large Cap Equity Fund’s investment considerations.  Consequently, the Large Cap Equity Fund does not believe that option writing has a material effect on the Large Cap Equity Fund’s portfolio turnover rate, and the Large Cap Equity Fund believes that option writing may contribute both to the capital appreciation and income objectives of the Large Cap Equity Fund.  In addition, the Board of Trustees has directed the Investment Adviser to restrict option writing so that no more than 15% of the Large Cap Equity Fund’s total assets may be subject to outstanding options at any time.  The Board of Trustees may change these restrictions whenever such changes appear to be in the best interest of the Large Cap Equity Fund.

Investment in Other Investment Companies.  The Ultra Short Fund may invest up to 10% of its assets in securities of other investment companies, such as open-end and closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets.  As a shareholder of an investment company, the Ultra Short Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers.  Subject to the restrictions and limitations of the 1940 Act, the Ultra Short Fund may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Ultra Short Fund.

Each Fund may invest in the shares of money market funds registered as investment companies under the 1940 Act and maintaining a stable net asset value per share.  Any money market fund in which the Funds may invest will incur certain expenses, which may include investment advisory fees, administration, custody, audit and legal fees, among others.  The return on an investment in a money market fund will be net of any such expenses incurred by the money market fund, and, accordingly, the return on an investment in a money market fund may be less than the return that could be achieved by investing in money market instruments directly.

Covered Short Sales.  The Ultra Short Fund may make covered short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security.  A “short sale” is the sale by the Fund of a security that has been borrowed from a broker or other institution on the expectation that the market price will drop.  If the price of the security drops, the Fund may replace the security sold short by purchasing the security in the open market at a lower price than at which it sold the security, resulting in a gain.  If the price of the security rises, the Fund may have to replace the security by purchasing the security in the open market at a higher price than at which it sold the security, resulting in a loss.  In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) instructs the custodian to segregate cash, U.S. Government securities, or other liquid securities in an amount equal to the market value of the securities sold short.  Whenever a Fund is required to segregated assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets.

The Fund may have to pay a fee to borrow the securities sold short and is often obligated to pay over any accrued interest and dividends on such borrowed securities.  In addition, the successful use of covered short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Loans of Portfolio Securities.  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.  When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral.  Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.  The Fund may pay lending fees to a party arranging the loan.

Borrowing.  The Large Cap Equity Fund does not issue senior securities, except that it may borrow money for temporary administrative or liquidity (but not leveraging) purposes, as described below under “Investment Restrictions- Fundamental Policies.”  The Large Cap Equity Fund may borrow only from banks up to an amount not in excess of 5% of the value of the Fund’s total assets at the time of the loan, repayable in not more than 60 days.  No other Fund may borrow money except as described below under “Investment Restrictions—Fundamental Policies.”  These policies are fundamental investment policies of the Funds and may not be altered, amended or repealed except as authorized by the vote of a majority of the outstanding shares of a Fund.

Mortgage Securities

Mortgage-Related Securities.  Most mortgage-related securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred.  Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.  Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments.  In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages.  Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage.  Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools.  However, the average life will be substantially less than the stated maturity.

Mortgage-related securities may be classified into the following principal categories, according to the issuer or guarantor:

Government mortgage-related securities consist of both governmental and government-related securities.  Governmental securities are backed by the full faith and credit of the U.S. Government.  GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages.  Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government.  Issuers include FNMA and FHLMC.  FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  FHLMC issues mortgage-related securities representing interests in mortgage loans pooled by it.  FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers.  These securities generally offer a higher rate of interest than governmental and government-related mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist.  Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees.  Each Fund, except the Large Cap Equity Fund, may invest in private mortgage-related securities; provided, however, that all Funds that may invest in private mortgage-related securities, except the Ultra Short Fund, may invest only in private mortgage-related securities rated in one of the two highest rating categories by an NRSRO.  If a security is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

                FNMA is subject to general regulation by the Secretary of Housing and Urban Development.  Its common stock is publicly traded on the New York Stock Exchange.  FNMA purchases residential mortgages from a list of approved seller servicers, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its common and preferred stock is publicly traded on the New York Stock Exchange.  FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio.

With respect to private mortgage-related securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance.  These credit enhancements may offer two types of protection:  (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches.  The Mortgage Securities Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Credit enhancements can come from external providers such as banks or financial insurance companies.  Alternatively, they may come from the structure of a transaction itself.  Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.  There can be no assurance that the private insurers can meet their obligations under the policies.

Each Mortgage Securities Fund may only invest in private mortgage-related securities to the extent the private mortgage-related securities are entitled to a 20% risk weighting under the capital adequacy guidelines of the Office of Thrift Supervision (“OTS”) and Office of the Comptroller of the Currency (“OCC”).

Commercial mortgage-backed securities, in which only the Ultra Short Fund may invest, include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-

backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid.  On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

The Funds may invest in mortgage-related securities that may be affected by the downturn in the sub-prime mortgage market.  Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting.  The downturn in the sub-prime market has had, and may continue to have, a far-reaching impact on the broader securities market.  The reduced investor demand for sub-prime securities has created liquidity and valuation issues with respect to these securities and other mortgage related securities.  The Funds’ investments in mortgage related securities may be impacted by the downturn in the sub-prime mortgage market and may cause a decrease in the overall value of a Fund.

Adjustable Rate Mortgage Securities.  The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities (“ARMS”) in which the Mortgage Securities Funds invest generally will help to reduce sharp changes in each Fund’s net asset value in response to normal interest rate fluctuations to the extent that each Fund is invested in ARMS.  As the interest rates on the mortgages underlying a Fund’s investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments.  This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages.  This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds generally will be able to reinvest such amounts in securities with a higher yield.  For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index.  The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period.  Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes.  These payment caps may result in negative amortization.  As a result, the Mortgage Securities Funds will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or “cap rates”) for a particular mortgage.  Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities.  Moreover, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.  Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

The interest rates paid on the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index.  There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates.  During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Funds.  Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates.  Therefore, ARMS may be less effective than fixed-rate securities as a means of “locking in” long-term interest rates.

Mortgage Dollar Rolls.  The Ultra Short Fund may enter into mortgage dollar rolls.  A mortgage dollar roll is a transaction in which the Fund sells a mortgage-backed security to a broker or other financial institution and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.  During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold.  However, the Fund benefits to the extent of any difference between (i) the price received for the securities sold and (ii) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.  Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments.  If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss.

Collateralized Mortgage Obligations.  Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust.  The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement.  The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security.  The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor.  Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers.  A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates.  In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions.  The CMOs and a form of them known as REMICs typically have a multi-class structure (“Multi-Class Mortgage-Related Securities”).  Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers.  Each class has a specified maturity or final distribution date.  In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full.  In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount.  The Funds will not invest in any class with residual characteristics.  In addition, each Fund, except the Ultra Short Fund, limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by an NRSRO.  If a CMO or REMIC is rated by two or more NRSROs, the lowest rating assigned to the security is used for purposes of determining whether the security meets these ratings criteria.

Percentage Investment Limitations.  Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment.  A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under “General Information” in this Statement of Additional Information.  In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund’s shareholders.

Each Fund (except the Ultra Short Fund and the Large Cap Equity Fund) shall:

(1)	Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

Each Fund may not:

(1)
Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.  (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

(2)
Lend any of its assets, except portfolio securities.  This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

Each Fund (except the Large Cap Equity Fund) may not:

(1)
Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an “underwriter” in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

The Money Market Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund each may not:

(1)
Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

The Money Market Fund and Short U.S. Government Fund each may not:

(1)
Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets.  The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous.  The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities.  To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made.  The Fund’s ability to enter into reverse repurchase agreements is not restricted by this paragraph.

(2)
Invest more than 25% of the value of the Fund’s total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers’ acceptances of United States branches of United States banks.  (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

(3)
Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

The Ultra Short Fund may not:

(1)
Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets.  The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous.  The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities.  To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made.  The Fund’s ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

The Ultra Short Mortgage Fund, Ultra Short Fund, Intermediate Mortgage Fund and U.S. Government Fund each may not:

(1)
Invest more than 25% of the value of the Fund’s total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund’s total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

The Ultra Short Mortgage Fund may not:

(1)
Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets.  The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous.  The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities.  To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made.

(2)
Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

The Intermediate Mortgage Fund may not:

(1)
Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon.  The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous.  To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made.  The Fund’s ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

(2)
Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on investments eligible for purchase by the Fund; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a “short position”) to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a “long position offsetting a short position”), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund’s total assets, and (c) immediately thereafter, no more than 5% of the Fund’s total assets would be committed to margin.  This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

The U.S. Government Mortgage Fund may not:

(1)
Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon.  The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous.  The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities.  To the extent that borrowings exceed 5% of the value of the Fund’s  net assets, such borrowings will be repaid before any investments are made.  The

Fund’s ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

(2)
Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on securities in which the Fund may invest; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a “short position”) to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a “long position offsetting a short position”), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund’s total assets, and (c) immediately thereafter, no more than 5% of the Fund’s total assets would be committed to margin.  This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

The Large Cap Equity Fund may not:

(1)
Purchase securities of an issuer if such purchase would cause more than 25% of the value of the Fund’s total assets (taken at current value) to be invested in the securities of any one issuer or group of issuers in the same industry.

(2)	Purchase securities of an issuer if such purchase would cause more than 5% of any class of securities of such issuer to be held by the Fund.

(3)	Invest in any issuer for the purpose of exercising control of management.

(4)	Underwrite securities of other issuers.

(5)	Purchase or sell real estate or real estate mortgage loans.

(6)	Deal in commodities or commodities contracts.

(7)	Purchase on margin or sell short any security, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(8)
Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow money from banks for temporary or emergency (but not leveraging) purposes in an amount up to 5% of the Fund’s total assets when the borrowing is made (repayable in not more than 60 days), and may pledge up to 15% of its assets to secure such borrowings.

(9)	Purchase or retain securities of an issuer if any officer, director or employee of, or counsel for, the Fund is an officer, director or employee of such issuer.

(10)
Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

Non-Fundamental Policies

The Trust has also adopted certain investment restrictions which are non-fundamental policies.  Unlike fundamental policies, which may be changed only with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust’s Board of Trustees without shareholder approval.

The Funds have the following non-fundamental policies:

Each Fund, except the Large Cap Equity Fund:

(1)	May not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

All the Funds, except the Ultra Short Fund, the Large Cap Equity Fund, and the Money Market Fund each:

(1)	Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

All the Funds, except the Ultra Short Fund and the Large Cap Equity Fund, each:

(1)
Limit investments in bankers’ acceptances to bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

(2)
May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority.

(3)
Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

(4)
May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

The Money Market Fund and Short U.S. Government Fund each:

(1)	May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

The Ultra Short Fund:

(1)	May not invest in foreign securities that are not U.S. dollar denominated.

(2)
May only invest in liquid corporate debt securities and may not invest more than 30% of its total assets in corporate debt securities.  In addition, the Fund may not invest in convertible corporate debt securities that are exercisable at the option of the issuer.

The Short U.S. Government Fund:

(1)
Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities.  In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

The Ultra Short Mortgage Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

(1)
Each Fund invests primarily in “securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing” meeting the definition of such assets for purposes of the qualified thrift lender (“QTL”) test under the current Office of Thrift Supervision (“OTS”) Regulations.  Pending any revisions of the current OTS Regulations, each Mortgage Securities Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher.  In addition, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS.  Also, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.  Furthermore, each Mortgage Securities Fund limits its investments to those permissible without specific statutory limitation for federal savings associations, national banks and federal credit unions under current applicable federal regulations.

The Ultra Short Mortgage Fund:

(1)	May not invest in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified.

The Ultra Short Mortgage Fund and Intermediate Mortgage Fund:

(1)
Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments.  In addition to Board approval, change of this non-fundamental policy requires 60 days’

prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

The U.S. Government Mortgage Fund:

(1)	May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

(2)
Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities.  In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

The Large Cap Equity Fund:

(1)
Will invest, under normal circumstances, at least 80% of its net assets in the equity securities of large capitalization companies and, to the extent reasonably practicable, the Fund will invest at least 80% of its net assets in common stock.  In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the 1940 Act.

(2)
May not invest in securities of any other investment company, except for (i) securities of investment companies acquired as part of a merger, consolidation or other acquisition of assets, and (ii) equity securities of investment companies that operate as money market funds maintaining a stable net asset value per share pursuant to the rules of the Securities and Exchange Commission, which investments shall be subject to the limitations on investments in other investment companies set forth in the 1940 Act.

(3)
May not purchase any security if, as a result of such transaction, more than 10% in the aggregate of the Fund’s total assets (at current value) would be invested in (A) securities restricted as to disposition under federal securities laws and (B) securities for which there are no readily available market quotations.

(4)	May not participate on a joint or joint and several basis in any trading account in securities.

(5)	May not invest in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

In applying issuer diversification restrictions, with respect to private mortgage-related securities held by the Funds, the Funds generally will treat the trust or other special purpose entity that holds the underlying collateral as the issuer for such purposes.  The Funds classify such securities according to the underlying collateral for purposes of their policies with respect to industry concentration.

PURCHASE AND REDEMPTION OF SHARES

Investors may be charged a fee if they effect transactions through a broker or agent.  Brokers and intermediaries are authorized to accept orders on the Funds’ behalf.

A purchase order is considered binding upon the investor.  Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled.  If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor’s account in an amount equal to such difference.  In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund’s shares.

The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the “Exchange”) is closed, other than customary weekend and holiday closings (i.e., New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Fund’s net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust is managed by a Board of Trustees.  The Trustees are responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders.  The Trustees’ responsibilities include reviewing the actions of the investment adviser, distributor and administrator.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below.  Each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, is indicated by an asterisk.  The Trust currently consists of seven Funds.

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships	No. of Portfolios in Trust Overseen
Independent Trustees
Richard M. Amis Age: 57 630 Clarksville Street Paris, TX 75460	Trustee since 1997. Indefinite Term of Office	President, First Federal Community Bank since 1984; Director, First Financial Trust Company from 1993 to 2006; and Chairman, Texas Savings and Community Bankers Association from 1997 to 1998.	7
David F. Holland Age: 66 17 Ledgewood Circle Topsfield, MA 01983	Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth 2005-2007; Director, TD Banknorth – Massachusetts 2005-2007.	7
Gerald J. Levy Age: 75 4000 W. Brown Deer Road Milwaukee, WI 53209	Vice Chairman of the Board since 1997 and Trustee since 1982. Indefinite Term of Office	Chairman since 1984 and Director since 1963, Guaranty Bank (from 1959 to 1984, he held a series of officer’s positions, including President); Chairman, United States League of Savings Institutions in 1986; Director, FISERV, Inc. since 1986; Director, Guaranty Financial since 1992; Director, Federal Asset Disposition Association from 1986 to 1989; Director since 2005 and from 1978 to 1982, Vice Chairman from 1980 to 1982, Federal Home Loan Bank of Chicago; and Member of Advisory Committee, Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation from 1986 to 1987.	7

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships	No. of Portfolios in Trust Overseen
William A. McKenna, Jr. Age: 71 42 Dorothy Grace Road Saugerties, NY 12477	Trustee since 2002. Indefinite Term of Office

Chairman Emeritus and Trustee since 2004, Chairman of the Board and Chief Executive Officer from 1992 to 2004 and President from 1985 to 2001, Ridgewood Savings Bank; Director, RSGroup Trust Company since 2004; Director, Retirement System Group, Inc. since 1998; Trustee, Irish Educational Development Foundation, Inc. since 2003; Trustee, The Catholic University of America since 2002; Trustee, RSI Retirement Trust since 1998;  Director, St. Vincent’s Services since 1986; Director, Boys Hope Girls Hope since 1979; Director, Calvary Hospital Fund since 2000; Director, St. Aloysius School since 2004; Director, American Institute of Certified Public Accountants since 2004; Director, AMF Large Cap Equity Institutional Fund, Inc. from 1989 to 2007; Director, M.S.B. Fund, Inc. from 1988 to 2003; and Director, TransVideo Communications, Inc. since 2006.

7
Christopher M. Owen Age: 60 5615 Chesbro Avenue San Jose, CA 95123	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer since 1995 and Chief Financial Officer and Senior Vice President of Operations from 1991 to 1995, Meriwest Credit Union; Director, Meriwest Mortgage, LLC since 1993; Vice President, Manager – Financial Markets Group, Westpac Banking Corporation from 1983 to 1991.	7
Maria F. Ramirez Age: 60 One Liberty Plaza 46th Floor New York, NY 10006	Trustee since 2005. Indefinite Term of Office
President and Chief Executive Officer, Maria Fiorini Ramirez, Inc. (global economic and financial consulting firm) since 1992; Director, Independence Community Bank from 2000 to 2006; Director, Statewide Savings Bank, SLA from 1989 to 2000; Director, Schroder Hedge Funds Bermuda since January 2004; Trustee, Pace University since 2000 and Member of Pace’s Lubin School of Business Advisory Board since 1997; Trustee, Notre Dame High School from 2001 to 2006; Trustee, Big Brother and Big Sister N.J. from 2003 to 2006; Director, Sovereign Bank since 2006; Director, Security Mutual Insurance Co. since 2006; and Director, Monavie, Inc. since 2007.
7

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships	No. of Portfolios in Trust Overseen
Interested Trustees and Officers
Rodger D. Shay *† Age: 71 1000 Brickell Avenue Miami, FL 33131	Chairman of the Board since 1997, Trustee since 1993 and Trustee from 1985 to 1990. Indefinite Term of Office
Chairman and Director, Shay Investment Services, Inc. and Shay Financial Services, Inc. since 1997; Chairman, Shay Assets Management, Inc. since 1997; President, Chief Executive Officer and Member of the Managing Board, Shay Assets Management Co. from 1990 to 1997; Director, Horizon Bank, FSB from 1999 to 2005 and Chairman from 1999 to 2002; President, U.S. League Securities, Inc. from 1986 to 1992 and Director from 1986 to 1991; Vice President and Assistant Secretary, AMF Large Cap Equity Institutional Fund, Inc. from 1995 to 2007; Vice President, M.S.B. Fund, Inc. from 1995 to 2003 and Director from 2001 to 2003; Director, First Home Savings Bank, S.L.A. from 1990 to 1998; President, Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985; and employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981 (where he served in various executive positions including Chairman of the Board, Merrill Lynch Government Securities, Inc.; and Managing Director, Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.).

			7
Rodger D. Shay, Jr.*† Age: 48 230 West Monroe Street Suite 2810 Chicago, IL 60606	Trustee since 2002. Indefinite Term of Office President since 2005. Term of Office Expires 2008	President and Chief Executive Officer, Shay Financial Services, Inc. currently and from 1997 to 2007; President, Shay Assets Management, Inc. from 2005 to 2008 and Senior Vice President from 1997 to 2005; Director, Family Financial Holdings, LLC since 2000; Director, First Financial Bank and Trust from 2003 to 2007; Director, First Federal Savings and Loan of Memphis from 1989 to 1991; Director, NCB Holdings Inc. and New City Bank since 2007.	7

_____________
* This Trustee is an “interested person” of the Trust under the 1940 Act because he holds certain positions with the Trust’s Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust’s Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

† Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships	No. of Portfolios in Trust Overseen
Robert T. Podraza Age: 63 1000 Brickell Avenue Miami, FL 33131	Vice President and Assistant Treasurer since 1998. Term of Office Expires 2008	Vice President, Shay Investment Services, Inc. since 1990; Vice President and Chief Compliance Officer, Shay Financial Services, Inc. since 1990 and 1997, respectively; Vice President since 1990 and Chief Compliance Officer from 1997 to 2004, Shay Assets Management, Inc.; Chief Compliance Officer, Shay Financial Services Co. and Shay Assets Management Co. from 1989 to 1997; and Director, National Society of Compliance Professionals from 1996 to 1999.	7
Aaron J. Masek Age: 34 3435 Stelzer Road Columbus, OH 43219	Treasurer since 2008. Term of Office Expires 2008	Senior Vice President-Treasury Services, Citi Fund Services (formerly BISYS Investment Services) since 2005 and Vice President- Treasury Services (formerly BISYS Investment Services) from 2003 to 2005.	7
Daniel K. Ellenwood Age: 38 230 West Monroe Street Suite 2810 Chicago, IL 60606	Secretary since 1998. Anti-Money Laundering Compliance Officer since 2003. Term of Office Expires 2008	Vice President and Chief Compliance Officer since 2004, Assistant Vice President and Operations/Compliance Officer from 2003 to 2004, Operations Manager from 1997 to 2003, Shay Assets Management, Inc.; Compliance Analyst, from 1996 to 2004, Vice President since 2004, Shay Financial Services, Inc. and Anti-money Laundering Compliance Officer, AMF Large Cap Equity Institutional Fund, Inc. from 2003 to 2007.	7
Frederick J. Schmidt Age: 48 585 Stewart Avenue Garden City, NY 11530	Chief Compliance Officer since 2004. Term of Office Expires 2008	Senior Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services (formerly BISYS Investment Services) since 2004; Chief Compliance Officer of three other investment companies or fund complexes that CCO Services of Citi Fund Services (formerly BISYS Investment Services) provides compliance services since 2004; President, FJS Associates (regulatory consulting firm) from 2002 to 2004; Vice President, Credit Agricole Asset Management, U.S. from 1987 to 2002; Compliance Officer, AMF Large Cap Equity Institutional Fund, Inc. from 2004 to 2007.	7

Name, Age and Address	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships	No. of Portfolios in Trust Overseen
Christine A. Cwik Age: 57 230 West Monroe Street Suite 2810 Chicago, IL 60606	Assistant Secretary since 1999. Term of Office Expires 2008	Executive Secretary, Shay Assets Management, Inc. since 1999; Executive Secretary, Shay Investment Services, Inc. from 1997 to 1999; Executive Secretary, Chicago Bonding from 1991 to 1997.	7
Velvet R. Regan Age: 29 100 Summer Street Suite 1500 Boston, MA 02110	Assistant Secretary since 2007. Term of Office Expires 2008	Assistant Vice President, Citi Fund Services (formerly BISYS Investment Services) since 2006; Associate, Gilmartin Magence & Ross LLP, 2006; Tax Administrator, State Street Corporation from 2000 to 2002.	7

The following table sets forth the compensation earned by Trustees from the Trust and the fund complex for the fiscal year ended October 31, 2007:

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
Richard M. Amis	$25,750	$0	$0	$25,750
David F. Holland	$27,250	$0	$0	$27,250
Gerald J. Levy	$25,000	$0	$0	$25,000
William A. McKenna, Jr.	$25,000	$0	$0	$25,000
Christopher M. Owen	$25,000	$0	$0	$25,000
Maria F. Ramirez	$26,000	$0	$0	$26,000
Interested Trustees
Rodger D. Shay	$0	$0	$0	$0
Rodger D. Shay, Jr.	$0	$0	$0	$0

Prior to January 27, 2007, the Independent Trustees received an annual retainer of $10,000.  For each in-person meeting, the meeting attendance fee was $1,500 for board meetings and $1,500 for committee meetings.  For each telephonic meeting, the meeting attendance fee was $500.

Effective January 27, 2007, the Independent Trustees receive an annual retainer of $12,000.  For each in-person meeting, the meeting attendance fee is $2,500 for board meetings and $1,500 for committee meetings.  For each telephonic meeting, the meeting attendance fee is $1,000.  An annual retainer of $3,000 and $1,000 is also paid to the chairman of the Audit and Nominating and Governance committees, respectively.  During the year ended October 31, 2007, the Board held four regular in-person meetings and zero telephonic special meetings.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee and the Valuation Committee.  The Audit Committee held two in-person meetings during the year ended October 31, 2007.  The Nominating and Governance Committee held one in-person meeting during the year ended October 31, 2007.  The Valuation Committee held one meeting during the year ended October 31, 2007.

        The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm.  The members of the Audit Committee are David F. Holland, Chair, Richard M. Amis, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez.

The Nominating and Governance Committee is responsible for selection and nomination for election or appointment to the Board of the Independent Trustees.  In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust.  Suggestions and other correspondence should be sent in writing to Daniel K. Ellenwood, Secretary, Asset Management Fund, 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.  The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees.  The members of the Nominating and Governance Committee are Richard M. Amis, Chair, David F. Holland, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez.

The Valuation Committee, along with the President of the Investment Adviser, are responsible under the Trust’s Pricing Procedures for reviewing and considering valuation recommendations by management for securities for which market quotations are not available or that a portfolio manager believes are being significantly mispriced by an independent pricing service.  The members of the Valuation Committee are Rodger D. Shay, Jr. and Maria F. Ramirez.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (either directly or through institutions in which they serve as an officer) as of December 31, 2007:

Dollar Range of Equity Securities in the Funds
Trustee	Money Market Fund	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Fund	Inter-mediate Mortgage Fund	U.S. Govern-ment Mortgage Fund	Large Cap Equity Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard M. Amis	over $100,000[1]	over $100,000[1]	$0	over $100,000[1]	$0	$0	$0	over $100,000
David F. Holland	0	10,001 – 50,000	0	0	0	0	0	10,001 – 50,000
Gerald J. Levy	0	0	over 100,000[2]	0	0	0	0	over 100,000
William A. McKenna	0	10,001 – 50,000	0	0	0	0	0	10,001 – 50,000
Christopher M. Owen	0	over 100,000[3]	0	0	0	0	0	over 100,000
Maria F. Ramirez	0	0	0	0	0	0	0	0
Interested Trustees
Rodger D. Shay	0	0	0	over 100,000	0	0	0	over 100,000
Rodger D. Shay, Jr.	over 100,000	over 100,000	0	50,001 – 100,000	0	0	0	over 100,000

_____________
(1)
Mr. Amis had through an institution he serves as an officer shared voting and investment power over 177,058.55 Class I shares of the Money Market Fund, 1,605,238.58 shares of the Ultra Short Mortgage Fund and 281,237.66 shares of the Short U.S. Fund and disclaims beneficial ownership of those shares.

(2)	Mr. Levy had through an institution he serves as an officer shared voting and investment power over 100,000 shares of the Ultra Short Fund and disclaims beneficial ownership of those shares.
(3)
Mr. Owen had through an institution he serves as an officer shared voting and investment power over 1,854,052.75 shares of the Ultra Short Mortgage Fund and disclaims beneficial ownership of those shares.

As of February 15, 2008, the officers and Trustees of the Trust as a group directly owned less than 1% of the shares of each Fund (including each class of the Money Market Fund).  As of December 31, 2007, institutions owned by Shay Investment Services, Inc., a closely held corporation majority owned by Messrs. Shay and Shay, Jr., held 683.67 Class I shares of the Money Market Fund, 847,404.52 Class D shares of the Money Market Fund, 663,081.87 shares of the Ultra Short Mortgage Fund, 88,192.67 shares of the Ultra Short Fund and 16,357.16 shares of the Short U.S. Fund.  Messrs. Shay and Shay, Jr. do not have voting and/or investment power over those shares.

No Independent Trustee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

The following table provides certain information at February 15, 2008 with respect to persons known to the Trust to be record owners of 5% or more of the shares of common stock of the Funds.  Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

Name and Address of Record Owner	Fund	Number of Shares	Percent of Fund’s Outstanding Shares*
Mesirow Financial, Inc. Chicago, IL 60610	Money Market Fund – Class I	17,269,142.670	8.86%
National Account Service Co. Atlanta, GA 30328	Money Market Fund – Class I	13,858,862.790	7.11%
Porter Securities Inc. Cambridge, MA 02138	Money Market Fund – Class I	12,873,334.470	6.60%
East Cambridge Savings Security Corp. Cambridge, MA 02141	Money Market Fund – Class I	12,502,667.000	6.41%
Hoosac Bank North Adams, MA 01247	Money Market Fund – Class I	11,144,000.000	5.72%
The Citizens Bank FBO Philadelphia, MS 39350	Money Market Fund – Class D	39,892,264.620	71.23%
Citi Fund Services Inc. FBO Total Plus Sweep Customers Columbus, OH 43219	Money Market Fund – Class D	8,625,880.070	15.40%
Community Bank of Tri-County Waldorf, MD 20604	Money Market Fund – Class D	3,370,937.570	6.02%
Watertown Savings Bank Watertown, MA 02472	Ultra Short Fund	6,017,850.065	32.08%
Franklin Federal Savings and Loan Ass’n Glen Allen, VA 23060	Ultra Short Fund	1,246,766.533	6.65%
Grange Mutual Casualty Company Columbus, OH 43206	Ultra Short Fund	1,014,753.810	5.41%
Dedham Institution for Savings Dedham, MA 02026	Ultra Short Fund	1,003,009.028	5.35%
Timberland Savings Bank Hoquiam, WA 98550	Ultra Short Fund	1,003,009.027	5.35%
Franklin Federal Savings and Loan Ass’n Glen Allen, VA 23060	Short U.S. Fund	2,754,900.859	21.61%
Flushing Savings Bank FSB Flushing, NY 11354	Short U.S. Fund	1,180,066.660	9.26%
El Dorado Savings Bank Placerville, CA 95667	Short U.S. Fund	936,680.768	7.35%
First Federal Savings & Loan Assoc. of Lincolnton Lincolnton, NC 28092	Short U.S. Fund	965,374.176	7.57%

Name and Address of Record Owner	Fund	Number of Shares	Percent of Fund’s Outstanding Shares*
Umpqua Bank Roseburg, OR 97470	Intermediate Mortgage Fund	4,076,001.587	18.04%
BankUnited FSB Miami Lakes, FL 33016	Intermediate Mortgage Fund	3,315,982.298	14.67%
The Bank of Canton Canton, MA 02021	Intermediate Mortgage Fund	1,531,617.995	6.78%
The Citizens Bank Farmington, NM 87401	Intermediate Mortgage Fund	2,048,663.512	9.06%
BankUnited FSB Miami Lakes, FL 33016	U.S. Government Mortgage Fund	2,581,707.506	22.85%
The Bank of Canton Canton, MA 02021	U.S. Government Mortgage Fund	1,353,927.831	11.99%
Community Federal Savings Bank Woodhaven, NY 11421	U.S. Government Mortgage Fund	742,677.895	6.57%
First Federal Bank FSB Colchester, IL 62326	U.S. Government Mortgage Fund	734,836.793	6.51%
Skowhegan Savings Bank Skowhegan, ME 04976	U.S. Government Mortgage Fund	932,688.265	8.26%
St. Casimirs Savings Bank Baltimore, MD 21224	U.S. Government Mortgage Fund	832,783.586	7.37%
New York Community Bank 615 Merrick Avenue Westbury, NY 11590	Large Cap Equity Fund	2,668,908.321	45.91%
Watertown Savings Bank 111 Clinton Street Watertown, NY 13601	Large Cap Equity Fund	1,329,952.887	22.88%
Ulster Savings Bank 180 Schwenk Dr. Kingston, NY 12401	Large Cap Equity Fund	415,317.320	7.14%
Dime Community Bancshares Inc. Brooklyn, NY 11211	Large Cap Equity Fund	350,416.422	6.03%
The Oneida Savings Bank Oneida, NY 13421	Large Cap Equity Fund	348,965.933	6.00%

__________________________

* Percent of outstanding shares with respect to the applicable class for the Money Market Fund.

Citi Fund Services, FBO Total Plus Sweep Customers, 3435 Stelzer Rd., Columbus, OH 43219 is the holder of record only of the Money Market Fund Class D shares listed above that are held for the benefit of Total Plus Sweep Customers.

INVESTMENT ADVISER

The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the “Investment Adviser”), a Florida corporation, with its principal office at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606.  The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees, President of the Trust and President of Shay Financial Services, Inc.  As a result of the foregoing, Rodger D. Shay and Rodger D. Shay, Jr. are considered interested persons of the Trust.  The Investment Adviser also serves as sub-adviser to the John Hancock Large Cap Select Fund, RSI Retirement Trust Actively Managed Bond Fund, RSI Retirement Trust Intermediate-Term Bond Fund and RSI Retirement Trust Value Equity Fund.

The Investment Advisory Agreement between the Funds (other than the Ultra Short Fund and the Large Cap Equity Fund) and the Investment Adviser (the “Advisory Agreement”) continues from year to year, subject to termination by the Fund or the Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of each Fund or by the Board of Trustees.  The separate Investment Advisory Agreement between the Ultra Short Fund and the Investment Adviser (the “Ultra Short Advisory Agreement”) and the separate Investment Advisory Agreement between the Large Cap Equity Fund and the Investment Adviser (the “Large Cap Equity Advisory Agreement” together with the Ultra Short Advisory Agreement and the Advisory Agreement, the “Advisory Agreements”) continues from year to year, in the same manner as the Advisory Agreement subject to the continuation provisions described above.  The Advisory Agreements must also be approved annually by the vote of a majority of the Trustees who are not parties to each Advisory Agreement or “interested persons” of any party thereto.  All Trustees’ votes must be cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements for each Fund were approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting on January 25, 2008.  The Board of Trustees, including a majority of the Independent Trustees, determined that the Advisory Agreements are fair and reasonable and that the continuance of the agreements is in the best interests of the Trust.  The Independent Trustees met separately from the “interested” Trustees of the Trust and officers or employees of the Investment Adviser or its affiliates to consider continuance of the Advisory Agreements and were assisted by legal counsel in making their determination.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Money Market Fund pays the Investment Adviser a fee, payable monthly, computed as follows with respect to the Money Market Fund:  0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion.  The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the “Excess Expense” of the Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.  The Investment Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Fund.  For the fiscal year ended October 31, 2007, the Investment Adviser voluntarily waived its entire fee.  Effective March 1, 2008, the Investment Adviser will voluntarily waive 0.05% of its fee.  The Investment Adviser is expected to continue to voluntarily waive its fee, but this voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Ultra Short Mortgage Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows:  0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion.  The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund.  For the fiscal year ended October 31, 2007, the Investment Adviser voluntarily waived 0.20% of its fee so that the Fund paid the Investment Adviser a fee of 0.25% of its average daily net assets.  The Investment Adviser is expected to continue voluntarily waiving a portion of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets, but this voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for the services rendered by the Investment Adviser under the Ultra Short Advisory Agreement, the Ultra Short Fund pays the Investment Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Fund; provided, however, that the Investment Adviser is currently voluntarily waiving 0.20% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets.  The voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund pays the Investment Adviser a fee, payable monthly, computed as follows:  0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion.  The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the “Excess Expense” of such Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Intermediate Mortgage Fund pays the Investment Adviser a fee, payable monthly at the rate of 0.35% per annum of the average daily net assets of the Fund up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion.  The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the “Excess Expense” of such Fund), the compensation due to the Investment Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Fund.  The Investment Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Fund.  The Investment Adviser is currently voluntarily waiving 0.10% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets.  This voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for services to be rendered by the Investment Adviser under the Large Cap Equity Fund Advisory Agreement, the Large Cap Equity Fund pays the Investment Adviser a fee based on average net assets of the Fund, computed daily and payable monthly, at the annual rate of .65% for the first $250 million and ..55% for assets over $250 million.

	Investment Advisory Fees Paid
Fund	2007	2006	2005
Money Market*	$0	$0	$0
Ultra Short Mortgage*	5,530,179	6,108,115	7,506,347
Ultra Short*	500,131	552,103	657,051
Short U.S. Government*	364,857	388,209	368,166
Intermediate Mortgage*	622,923	664,184	720,344
U.S. Government Mortgage*	359,452	410,809	422,819
Large Cap Equity Fund**	325,695	531,583	654,644

	Investment Advisory Fees Waived
Fund	2007	2006	2005
Money Market*	$274,099	$185,418	$90,169
Ultra Short Mortgage*	$4,424,192	4,886,545	5,900,842
Ultra Short*	$400,110	441,688	525,647
Intermediate Mortgage*	$249,167	265,672	288,136
_____________
*	For the fiscal year ended October 31.
**
For the ten-month period ended October 31 for 2007.  For the fiscal year ended December 31 for 2005 and 2006.  Large Cap Equity Fund’s fees for 2005 and 2006 are derived from the Advisory Agreement between the AMF Large Cap Equity Institutional Fund, the predecessor fund to the Large Cap Equity Fund (the “Predecessor Fund”) and the Investment Adviser.  Prior to the reorganization of the Predecessor Fund into the Large Cap Equity Fund on January 8, 2007, the Predecessor Fund paid the Investment Adviser a fee from the Predecessor Fund computed at the annual rate of 0.75% of the first $100,000,000 of the Predecessor Fund’s average daily net assets and 0.50% of the Predecessor Fund’s average daily net assets in excess of $100,000,000.  The fee payable to the Investment Adviser was reduced (but not below zero) to the extent the expenses of the Predecessor Fund (exclusive of professional fees, such as legal and audit fees, directors’ fees and expenses and distribution expenses, if any, payable under Rule 12b-1) exceeded 1.10% of the Predecessor Fund’s average daily net assets during any fiscal year during the term of the Predecessor Fund’s agreement with the Investment Adviser.

The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups (“organizations”) whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information)

of the Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 90 days’ written notice to the Fund.

Portfolio Managers

The portfolio managers of the Investment Adviser manage the Funds’ investments as a team.  The portfolio managers responsible for the day-to-day management of each Fund’s, except the Large Cap Equity Fund, investments are David F. Adamson, Kevin T. Blaser and Beatriz B. Barros.  The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s investments are John J. McCabe and Mark F. Trautman.  The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of May 8, 2008.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance

David F. Adamson	Registered investment companies:	0	0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	1	$125,000,000	0

Kevin T. Blaser	Registered investment companies:	0	0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	1	$125,000,000	0

Beatriz B. Barros	Registered investment companies:	0	0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	1	$125,000,000	0

Mark F. Trautman	Registered investment companies:	1	$53,000,000	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

John J. McCabe	Registered investment companies:	1	$53,000,000	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser.  It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser.  Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts.  When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account.  In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund.

The compensation of the portfolio managers for each Fund, except the Large Cap Equity Fund, consists of a base salary which is typically augmented by semi-annual subjective bonus payments based on periods ended June 30th and December 31st.  The compensation of the portfolio managers for the Large Cap Equity Fund consists of a base salary which is typically augmented by annual subjective bonus payments.  During cycles of rapidly rising assets under management, aggregate annual bonus compensation may exceed base salary compensation.  In periods of rapidly declining assets under management, the opposite may be true.  Bonus incentives can also be affected by long term risk-adjusted return performance.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of May 8, 2008:

Dollar Range of Equity Securities in the Funds
Portfolio Manager	Money Market Fund	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Fund	Intermediate Mortgage Fund	U.S. Government Mortgage Fund	Large Cap Equity Fund
David F. Adamson	None	None	None	None	None	None	None
Kevin T. Blaser	None	None	$10,001-$50,000	None	None	None	None
Beatriz B. Barros	None	None	None	None	None	None	None
Mark F. Trautman	None	None	None	None	None	None	None
John J. McCabe	None	None	None	None	None	None	None

DISTRIBUTOR

Shay Financial Services, Inc. is a registered broker-dealer and the Funds’ principal distributor (the “Distributor”).  The Distributor, a Florida corporation, is a wholly-owned subsidiary of Shay Investment Services, Inc., which is a closely-held corporation majority owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees, President of the Trust and President of the Distributor.  The Distributor is located at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902.

As compensation for distribution services with regard to the Class I shares of the Money Market Fund and the Short U.S. Government Fund, the Trust pays the Distributor a fee, payable monthly, with respect to those Funds at the rate of 0.15% per annum of the combined average daily net assets of both Funds up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion.  This fee is allocated between the two Funds based on their relative average net assets.  The Distributor is currently voluntarily waiving 0.10% of its fee with respect to the Class I shares of the Money Market Fund so that the Fund pays the Distributor a fee of 0.05% of the average daily net assets of the Class I shares of the Money Market Fund.  This voluntary waiver may be terminated at any time by the Distributor.  As compensation for distribution services with regard to the Class D shares of the Money Market Fund, the Trust pays the Distributor a fee, payable monthly, with respect to the Class D shares at the rate of 0.60% per annum of the daily net assets of the Class D shares.  The Distributor is currently voluntarily waiving 0.05% of its fee so that the Fund pays the Distributor a fee of 0.55% of the Fund’s average daily net assets.  This voluntary waiver may be terminated at any time by the Distributor.

As compensation for distribution services, the Ultra Short Mortgage Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund.  The

Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund.  The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund’s average daily net assets.  This voluntary waiver may be terminated at any time by the Distributor.

As compensation for distribution services, the Ultra Short Fund pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund.  The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund.  The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund’s average daily net assets.  The voluntary waiver may be terminated by the Distributor at any time.

As compensation for distribution services, each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of each Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion.

As compensation for distribution services, the Large Cap Equity Fund pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund.  The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund.  The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund’s average daily net assets.  The voluntary waiver may be terminated by the Distributor at any time.

Prior to the reorganization of the Predecessor Fund into the Large Cap Equity Fund on January 8, 2007, the Predecessor Fund did not pay any distribution fees.

Fund	Distribution Fees Paid
	2007	2006	2005
Money Market*	$304,904	$208,094	$118,946
Ultra Short Mortgage*	3,318,123	3,664,887	4,503,830
Ultra Short*	300,080	331,264	394,232
Short U.S. Government*	218,915	232,927	220,901
Intermediate Mortgage*	373,756	398,513	432,209
U.S. Government Mortgage*	215,672	246,055	253,693
Large Cap Equity**	72,702	None	None

Fund	Distribution Fees Waived
	2007	2006	2005
Money Market*	$171,168	$123,610	$60,113
Ultra Short Mortgage*	2,212,056	2,443,228	3,002,517
Ultra Short*	200,051	220,840	262,819
Large Cap Equity**	47,862	—	—
_____________
*	For the fiscal year ended October 31.
**
For the ten-month period ended October 31 for 2007 and for the fiscal year ended December 31 for 2005 and 2006.  Because the Large Cap Equity Fund did not commence operations until January 8, 2007, the Fund did not pay any distribution fees for 2005 and 2006.

The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

The Trust has been informed by the Distributor that during its fiscal year, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:

Fund	Advertising	Printing	Compensation Paid to Broker-Dealers	Employee Compensation & Costs	Staff Travel & Expense	Other Administrative Expense
Money Market	$2,890	$2,428	$10,655	$217,564	$15,412	$55,954
Ultra Short Mortgage	32,907	27,276	117,127	2,478,696	169,615	492,503
Ultra Short	2,976	2,465	10,612	224,179	15,340	44,509
Short U.S. Government	2,174	1,798	7,654	163,672	11,127	32,490
Intermediate Mortgage	3,713	3,070	13,110	279,320	19,056	55,486
U.S. Government Mortgage	2,140	1,766	7,513	161,507	10,855	31,891
Large Cap Equity	735	586	2,690	53,984	3,920	10,787

The Distributor and its affiliated persons, including Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, Rodger D. Shay, Jr., who is a member of the Board of Trustees and President of the Trust, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Trust, and Daniel K. Ellenwood, who is Secretary of the Trust, have a direct or indirect financial interest in the operation of the Funds’ Rule 12b-1 Plan and related Distribution Agreement.  None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the operation of the Funds’ Rule 12b-1 Plan and related Distribution Agreement.

The Trust has appointed the Distributor to act as the principal distributor of the Fund’s continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the “Distribution Agreement”).  The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement.  In approving the Rule 12b-1 Plan, the Board of Trustees concluded in accordance with the requirements of Rule 12b-1 under the 1940 Act that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

The Trust’s Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made.  The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval.  All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the “disinterested” Trustees referred to above.  The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Trustees who are “disinterested” as described above or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of each Fund on 60 days’ written notice to the Distributor, or by the Distributor on 90 days’ written notice to the Trust.  Although the Distributor’s fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor’s overhead expenses.

The Investment Adviser or Distributor, out of its own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

The Trust, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act.  Board members and officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics.  The codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.  Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards.  Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions.  Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

It is not anticipated that the Funds, other than the Large Cap Equity Fund, will invest in voting securities.  For the Large Cap Equity Fund and other Funds that invest in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board of Trustee’s oversight.  It is the Investment Adviser’s policy to vote proxies in a manner that is most economically beneficial to a Fund.  The Investment Adviser’s Proxy Policy contains guidelines which reflect the Investment Adviser’s normal policies with respect to voting for or against certain matters (e.g., anti-takeover provisions, socially active causes and routine matters).  When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser’s Executive Committee determines the vote.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-527-3713 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

FUND SERVICES

Citi Fund Services (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the Trust’s current administrative agent (the “Administrator”) with respect to each Fund.  Pursuant to the terms of the administration agreement between the Trust and Citi (the “Administration Agreement”), Citi performs various administrative services for the Funds, including (i) performing or supervising the performance by others of administrative services and performing necessary administrative services and functions to the extent such services and functions are not provided pursuant to the Advisory Agreements, Distribution Agreement, transfer agency agreement and fund accounting agreement, (ii) providing each Fund with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, (iii) maintaining each Fund’s books and records, and (iv) preparing various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Fund.

In addition, Citi is the transfer and dividend agent for the Funds’ shares.  Pursuant to the terms of the transfer agency agreement between the Trust and Citi (the “Transfer Agency Agreement”), Citi provides various transfer agency services to the Funds, including (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

Citi also serves as the fund accountant for the Trust.  Pursuant to the terms of the fund accounting agreement between the Trust and Citi (the “Fund Accounting Agreement”), Citi provides various fund accounting services to the Funds, which include (i) computing each Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

As compensation for the services rendered by Citi under the Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement, the Trust pays Citi a single fee, computed daily and payable monthly, with respect to each Fund at the rate of 0.03% per annum of the Fund’s average daily net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of average daily net assets; and 0.01% per annum of each Fund’s average daily net assets over $2 billion, with a minimum annual fee of $393,200 for the Trust’s series taken together.  If applicable, the minimum fee is allocated among the Trust’s series based on relative average daily net assets.  Certain out of pocket expenses and miscellaneous service fees and charges are not included in the fee rates and minimum annual fee described above.  Citi is also entitled to receive a $15.00 per account per Fund annual processing fee for transfer agent services.

Fund	Fund Services Fees Paid (Fees Waived)
	2007	2006	2005
Money Market*	$54,818	$37,083	$23,490
Ultra Short Mortgage*	521,187	544,307	680,558
Ultra Short*	60,015	66,251	88,708
Short U.S. Government*	43,782	46,584	49,755
Intermediate Mortgage*	74,749	79,701	91,934
U.S. Government Mortgage*	43,138	49,210	53,681
Large Cap Equity**	16,098	92,450	110,420
_____________
*	For the fiscal year ended October 31.
**
For the ten-month period ended October 31 for 2007 and for the fiscal year ended December 31 for 2006 and 2005.  The Large Cap Equity Fund’s fees for 2005 and 2006 are derived from the Administration Agreement between the Predecessor Fund and Citi.  Prior to the reorganization of the Predecessor Fund into the Large Cap Equity Fund on January 8, 2007, the Predecessor Fund paid Citi for its services as administrator and fund accountant a fee computed at the annual rate of 0.10% of the first $200 million of the Predecessor Fund’s average net assets, 0.075% of the next $200 million of average net assets, with further reductions in the applicable rate for net assets in excess of $400 million, subject to a minimum annual charge of $80,400.

The Trust has also entered into a compliance services agreement with Citi (the “Compliance Services Agreement”).  Pursuant to the terms of the Compliance Services Agreement, Citi makes available an individual to serve as the Trust’s chief compliance officer.  The chief compliance officer is responsible for administering the Trust’s compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust’s service providers in accordance with Rule 38a-1 under the 1940 Act.  As compensation for the services to each Fund, except the Large Cap Equity Fund, rendered by Citi under the Compliance Services Agreement, the Trust paid Citi an annual fee of $109,307.04, plus out-of-pocket expenses, for the period ended September 30, 2007, plus a prorated portion of an annual fee of $25,000 for the Large Cap Equity Fund for the period January 8, 2007 to September 30, 2007.  Prior to the reorganization of the Predecessor Fund into the Large Cap Equity Fund on January 8, 2007, the Predecessor Fund paid Citi a fee of $50,000, plus out-of-pocket expenses, for services rendered under a separate compliance services agreement.

CUSTODIAN

The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, is the custodian of the Funds’ investments.

DETERMINATION OF NET ASSET VALUE

With respect to the Money Market Fund, the Trust relies on an exemptive rule (Rule 2a-7 under the 1940 Act) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Fund’s investments.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.  The Board of Trustees has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder’s interest.  As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks.  (See rating requirements under “The Funds’ Objectives and Investment Policies—FDIC Insured Institutions” in this Statement of Additional Information.)  An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the price per share of shares of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00.  Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values.  The Investment Adviser has been delegated the authority to determine the market values of the securities held by the Fund through use of its fixed income fair value pricing methodology, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.

The extent of any deviation between the net asset value per share of the Money Market Fund based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees.  If such deviation exceeds ½ of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated.  In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

For purposes of determining the net asset value per share of each other Fund (except the Large Cap Equity Fund), investments will be valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees has approved the daily use of a fixed income fair value pricing methodology developed by the Investment Adviser that the Board believes reflects the fair value of such securities.  The Large Cap Equity Fund uses market prices in valuing portfolio securities, but may use fair value estimate if reliable market prices are unavailable.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.  Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

CERTAIN FEDERAL INCOME TAX MATTERS

The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders.  Investors should consult their own tax advisers as to the tax consequences of ownership of shares.

Each of the Fund’s portfolios is treated as a separate entity for federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole.  In addition, net long-term and short-term capital gains and losses, net investment income, operating expenses and all other items are determined separately for each Fund.

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each Fund must, among other things:  (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) the securities which the Fund controls and which are engaged in the same or similar trades or business, or the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships.  If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income for the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

Dividends and distributions are taxable to shareholders whether they are reinvested in Fund shares or paid in cash.  Dividends of each Fund’s net investment income (which generally includes interest and dividend income, less certain expenses, net of operating expenses), other than “qualified dividend income,” and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income.  Distributions of “qualified dividend income” (generally dividends received from domestic corporations and qualified foreign corporations) are taxable to individual and other non-corporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Unless extended by future legislation, the preferential treatment given “qualified dividend income” will not apply for taxable years beginning after December 31, 2010 and such income will be taxable as ordinary income.  Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund.  Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income.  Net capital gains received by individual and other non-corporate shareholders (including long-term capital gain distributions by a Fund) are generally taxed at a maximum rate of 15%, but this rate will increase to 20% after 2010 unless legislation to extend the lower rate is enacted.

Because no portion of the income of any Fund, other than the Large Cap Equity Fund, will consist of dividends from domestic corporations or qualified foreign corporations, dividends paid by the Funds, other than the Large Cap Equity Fund, are not expected to be treated as “qualified dividend income,” eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the “dividends received deduction” available to corporate shareholders.  A portion of the dividends paid by the Large Cap Equity Fund are expected to be treated as “qualified dividend income” and are expected to be eligible for the “dividends received deduction,” provided certain holding period and other requirements are met at the Fund and the shareholder levels.

For federal income tax purposes at October 31, 2007, the Money Market Fund had a capital loss carryforward of $196,593, of which $14,744 expires in 2008, $181,035 expires in 2011, $407 expires in 2013 and $407 expires in 2015.  The Ultra Short Mortgage Fund had a capital loss carryforward of $97,782,423, of which $1,824,665 expires in 2008, $2,995,058 expires in 2010, $33,378,700 expires in 2011, $24,633,492 expires in 2012, $19,172,685 expires in 2013, $13,969,341 expires in 2014 and $1,808,482 expires in 2015.  The Ultra Short Fund had a capital loss carryforward of $9,227,289, of which $1,342,312 expires in 2010, $1,849,300 expires in 2011, $1,616,100 expires in 2012, $1,507,357 expires in 2013, $1,784,218 expires in 2014 and $1,128,002 expires in 2015.  The Short U.S. Government Fund had a capital loss carryforward of $5,231,825, of which $1,193,651 expires in 2008, $236,551 expires in 2011, $757,854 expires in 2012, $1,805,629 expires in 2013, $880,563 expires in 2014 and $357,577 expires in 2015.  The Intermediate Mortgage Fund had a capital loss carryforward of $13,316,373, of which $2,029,049 expires in 2008, $312,894 expires in 2010, $3,013,622 expires in 2011, $2,261,965 expires in 2012, $1,821,864 expires in 2013, $2,863,116 expires in 2014 and $1,013,863 expires in 2015.  The U.S. Government Mortgage Fund had a capital loss carryforward of $10,046,793, of which $2,276,740 expires in 2008, $181,530 expires in 2010, $1,808,782 expires in 2011, $2,721,813 expires in 2012 and $3,057,928 expires in 2014.  All capital loss carryforwards of a Fund are available to offset future realized capital gains, if any, of such Fund.

Gain or loss realized upon a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss.  Any loss realized by a shareholder upon the sale or redemption of a Fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.  All or a portion of any loss realized upon the redemption of shares of a Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition.  In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss.  A shareholder’s ability to utilize capital losses may be limited by the Code.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.  If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes.  Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Funds may acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund.  These provisions may also require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.  Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

A portion of a Fund’s income received from a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  Under a notice issued by the Internal Revenue Service (“IRS”), excess inclusion income of a regulated investment company, such as a Fund, is allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.   In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Each Fund generally will be subject to a 4% nondeductible excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year.  To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared to shareholders of record in October, November or December and actually paid in January of the following year, which dividend will be treated as having been received by shareholders on December 31 of the calendar year in which declared.  Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding.  Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.  Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

Although the Ultra Short Fund may invest in municipal bonds, it is not anticipated that any of the Funds will qualify to pay exempt-interest dividends, which are not subject to the federal income tax, since no Fund is expected to meet the requirement that it have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt obligations.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

FUND TRANSACTIONS

Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to shareholders.  Pursuant to the Investment Adviser’s Best Execution Policies and Procedures, the Investment Adviser seeks to obtain “best execution” for the Funds’ securities transactions.  In seeking to obtain “best execution,” the Investment Adviser considers the range and quality of the broker-dealer’s services.  As described below, the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund.  Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries.  However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of “best execution.”

Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

For each Fund, other than the Large Cap Equity Fund, the following applies to Fund transactions.  Purchases and sales of securities for each Fund are usually effected on a principal basis.  Securities normally purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal years ended October 31, 2007, 2006 and 2005, none of the Funds paid any brokerage commissions.  Purchases from dealers serving as market makers may include the spread between the bid and asked prices.  On occasion, the Investment Adviser may effect securities transactions with broker-dealers providing research services but would do so subject to seeking the best price and execution for portfolio transactions.

For the Large Cap Equity Fund, the following applies to Fund transactions.  The primary aim of the Investment Adviser in the allocation of the Large Cap Equity Fund’s portfolio transactions to various brokers is the attainment of best price and execution.  The Investment Adviser is authorized to pay a brokerage commission in excess of the commission that another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker.  The research and statistical information that may be provided to the Investment Adviser consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy.  To the extent that the Investment Adviser uses such research and information in rendering investment advice to the Large Cap Equity Fund, the research and information tend to reduce the Investment Adviser’s expenses.  The Investment Adviser may use research services and statistical information furnished by brokers through which the Large Cap Equity Fund effects securities transactions in servicing all of its accounts, and the Investment Adviser may not use all such services in connection with the Large Cap Equity Fund.  In 2005 and 2006, the Predecessor Fund did not engage in any such “soft dollar” brokerage transactions and in 2007 the Large Cap Equity Fund did not engage in any such “soft dollar” brokerage transactions.  The total amounts of brokerage commissions paid by the Predecessor Fund in 2005, 2006 and by the Large Cap Equity Fund in 2007 were $13,931, $11,933 and $9,734, respectively.  The brokerage commissions paid by the Fund will vary from year to year based on the level of activity in the Fund’s portfolio.

Transactions in portfolio securities of the Large Cap Equity Fund were effected during the calendar year 2007 through a total of 2 brokers, drawn from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions.  A large majority of the Large Cap Equity Fund’s portfolio transactions are executed on national securities exchanges through member firms.  However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed over-the-counter with non-member firms in what is referred to as the “third market.”  Portfolio transactions in unlisted securities are also executed over-the-counter.  The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.  The Investment Adviser monitors the reasonableness of commissions paid by the Fund based on its experience in the market, and the Board of Trustees periodically reviews the reasonableness of such commissions as well.

DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

Each Fund’s portfolio holdings as of the end of each quarter are generally posted on the Funds’ website, www.amffunds.com, generally within 30 days after the quarter-end.

Information about each Fund’s portfolio holdings and other portfolio characteristics may be provided to the Administrator, the Distributor and other service providers at any time to enable such service providers to carry out their responsibilities to the Fund.

In accordance with industry practice, information about each Fund’s portfolio holdings and characteristics may be disclosed to mutual fund rating agencies and companies that collect and maintain information about mutual funds as soon as such information is publicly available.  Portfolio holdings may also be provided before such information is publicly available to Morningstar and other rating agencies and companies that collect and maintain information about mutual funds that sign a confidentiality agreement.

General performance or statistical information about a Fund, information about realized and unrealized capital gains, summaries of a Fund’s performance and historical sector allocation may be disclosed to shareholders and prospective shareholders as soon as practicable.

Additional information about a Fund’s portfolio holdings and characteristics may be disclosed as soon as practicable to institutional shareholders and prospective institutional shareholders of the Fund that are regulated entities and by law or business practices are required to receive such information.

A Fund’s portfolio holdings may be disclosed to third parties prior to their public dissemination for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders.

Portfolio holdings and characteristics may also be disclosed in other circumstances if reviewed and approved by the Chief Compliance Officer and the President of the Investment Adviser.

Each Fund also discloses information about its portfolio holdings to the extent required by law or regulation.

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust currently offers an unlimited number of shares of beneficial interest divided into seven (7) Funds:  the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and

the Large Cap Equity Fund.  The shares of each Fund represent interests only in the corresponding Fund.  Shares of the Money Market Fund are issued in two classes:  D shares and I shares.  When issued and paid for in accordance with the terms of offering, each share is legally issued, fully paid and nonassessable.  All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder.  In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class.  However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

The Trust is responsible for the payment of its expenses.  Such expenses include, without limitation, the fees payable to the Investment Adviser, the Distributor and Citi with respect to each Fund, the fees and expenses of the Trust’s custodian with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, filing fees for the registration or qualification of each Fund’s shares under federal or state securities laws, the Fund’s pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, each Fund’s pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Fund and regulatory authorities, the Fund’s pro rata share of compensation and expenses of the Trust’s Trustees and officers who are not affiliated with the Investment Adviser, the Distributor or Citi, and extraordinary expenses incurred by the Trust with respect to each Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectuses.

PricewaterhouseCoopers LLP, an independent registered public accounting firm with offices at 41 South High Street, Suite 2500, Columbus, Ohio 43215, serves as the Trust’s independent registered public accounting firm.  The financial statements of each Fund, incorporated into this Statement of Additional Information by reference to the Trust’s Annual Report to Shareholders for the year ended October 31, 2007 (see “Financial Statements” below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

GENERAL INFORMATION

The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

As used in each Prospectus and this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote.  The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act:  election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectuses and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.  The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements, notes and report of the Trust’s independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended October 31, 2007.  The Trust will provide the Annual Report without charge to each person who requests this Statement of Additional Information.

APPENDIX A

Explanation of Rating Categories

The following is a description of credit ratings issued by two of the major credit ratings agencies.  Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities.  Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.  A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Bonds rated Aa by Moody’s are judged to be of high quality by all standards.  Together with the Aaa Group they comprise what are known as high grade bonds.  Moody’s applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa.  The modifier 3 indicates that the issue ranks in the lower end of its generic rating category.  Debt rated AA by Standard & Poor’s has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree.  Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.  Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations.  Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

Standard & Poor’s Rating Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to meet its financial commitments.
AA	High quality; very strong capacity to meet its financial commitments.
A	Strong capacity to meet its financial commitments; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to meet its financial commitments; adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its financial commitments.

A-1

Standard & Poor’s Rating Services (continued)

Bond Rating	Explanation
Non-Investment Grade
BB, B, CCC, CC, C

Regarded as having significant speculative characteristics; “BB” indicates the least degree of speculation and “C” the highest;  quality and protective characteristics may be outweighed by large uncertainties or major exposures to adverse conditions.

D	In default.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade
Aaa	Highest quality; minimal credit risk.
Aa	High quality; subject to very low credit risk.
A	Upper-medium grade obligations; subject to low credit risk.
Baa	Medium-grade obligations; subject to moderate credit risk; may possess certain speculative characteristics.
Non-Investment Grade
Ba	More uncertain with speculative elements; subject to substantial credit risk.
B	Considered speculative; subject to high credit risk.
Caa	Poor standing; subject to very high credit risk.
Ca	Highly speculative; likely in, or very near, default with some prospect of recovery of principal and interest.
C	Lowest-rated; typically in default with little prospect for recovery of principal or interest.

A-2

ASSET MANAGEMENT FUND

MONEY MARKET FUND D SHARES

SUPPLEMENT DATED MAY 12, 2008
TO THE PROSPECTUS DATED MARCH 1, 2008

The section “Portfolio Managers” on page 10 of the Prospectus is replaced with the following:

The portfolio managers of the Adviser manage the Fund’s investments as a team.  The portfolio managers responsible for the day-to-day management of the Fund’s investments are David F. Adamson, Kevin T. Blaser and Beatriz B. Barros.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

ASSET MANAGEMENT FUND

AMF LARGE CAP EQUITY FUND
AMF U.S. GOVERNMENT MORTGAGE FUND
AMF INTERMEDIATE MORTGAGE FUND
AMF SHORT U.S. GOVERNMENT FUND
AMF ULTRA SHORT MORTGAGE FUND
AMF ULTRA SHORT FUND
AMF MONEY MARKET FUND

SUPPLEMENT DATED MAY 12, 2008
TO THE PROSPECTUS DATED MARCH 1, 2008

The section “Portfolio Managers” on page 21 of the Prospectus is replaced with the following:

The portfolio managers of the Adviser manage each Fund’s investments as a team.

The portfolio managers responsible for the day-to-day management of each Fund’s investments (with the exception of the Large Cap Equity Fund) are David F. Adamson, Kevin T. Blaser and Beatriz B. Barros.

Mr. Adamson, President and Chief Investment Strategist (Fixed Income) of the Adviser, leads the fixed income team that is responsible for the day-to-day management of the Funds’ investments.  Mr. Adamson joined the fixed income team in 2008 when he became President of the Adviser.  He was President, Shay Financial Services, Inc. from 2007 to 2008, Executive Vice President of Shay Financial Services, Inc. from 2005 to 2007 and Vice President of Shay Financial Services, Inc. from 2000 to 2005.  Mr. Adamson previously served as a portfolio manager of the AMF Funds from 1987 to 1994.  He received both his Bachelor of Arts and Master of Business Administration in Finance from Southern Methodist University.

Mr. Blaser, Vice President and Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2003.  Prior to joining the fixed income management team, Mr. Blaser worked for the Portfolio Strategies Group of the Funds’ distributor, Shay Financial Services, Inc.  Before joining Shay in 1998, Mr. Blaser worked for an institutional broker-dealer in the Detroit, Michigan area.  He received a Bachelor of Arts in Economics from Michigan State University.

Ms. Barros, Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2007.  From 2005 to 2006, Ms. Barros was a Capital Markets Analyst for CNH Capital.  Prior to that, she was an Investment Analyst for GM Asset Management and a Market Analyst for General Motors do Brasil.

She earned a Bachelor of Arts from Fundacão Getulio Vargas and a Masters in Business Administration from the University of Chicago.

The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s investments are John J. McCabe and Mark F. Trautman.

Mr. McCabe, Senior Vice President and Chief Investment Strategist (Equity) of the Adviser, provides macroeconomic advice in connection with the management of the Large Cap Equity Fund.  Mr. McCabe has been a part of the portfolio management team for the Fund since 1991.  He joined the Adviser in May 1995, and prior thereto he served as Senior Vice President and Chief Investment Officer of Nationar, the Fund’s former Adviser.  Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of the Association for Investment Management and Research.  Mr. McCabe also has served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc., since 1993.

Mr. Trautman, Vice President of the Adviser, is primarily responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio investments.  Mr. Trautman has been responsible for the management of the portfolio since 1993.  He joined the Adviser in May 1995, and prior thereto he served as Director of Mutual Fund Investments for the Fund’s former Adviser, Nationar.  Mr. Trautman also has served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc. since 1993.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is available in the Statement of Additional Information (see “Adviser-Portfolio Managers” in the Statement of Additional Information).

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606